                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                         -----------------------------


                                   FORM 8-K
                                Current Report

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report:   November 17, 1997
                                        -----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                    0-25762                       54-1719855
----------------------------------                ----------------               -------------------
(State or other jurisdiction of                   (Commission                     (IRS Employer
       incorporation)                              File Number)                  Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
--------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)

            (Registrant's telephone number, including area code):
                                (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.            OTHER EVENTS.

                   The October 1997 monthly Certificateholders Statements to investors were distributed November 17, 1997.

ITEM 7 (c).        EXHIBITS

                   The following are filed as exhibits to this Report under
                   Exhibit 20:

                   1.  October Performance Summary

                   2.  Series 1993-1 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   3.  Series 1993-4 Class A and Class B Certificateholder's
                         Statements for the month of October 1997.

                   4.  Series 1994-3 Class A and Class B Certificateholder's
                         Statements for the month of October 1997.

                   5.  Series 1994-A Certificateholders' Statement for the
                          month of October 1997.

                   6.  Series 1995-1 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   7.  Series 1995-2 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   8.  Series 1995-3 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   9.  Series 1995-4 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   10.  Series 1996-1 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   11.  Series 1996-2 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   12.  Series 1996-3 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   13.  Series 1997-1 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                   14.  Series 1997-2 Class A and Class B Certificateholder's
                          Statements for the month of October 1997.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:   CAPITAL ONE BANK
                                              Servicer


                                        By:   /s/ David M. Willey
                                              ------------------------------
                                              David M. Willey
                                              Vice President
Date: November 17, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                       ---------------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      ------------------
   1                 October Performance Summary                                          07

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    09

   3                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    11

   4                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    13

   5                 Series 1994-A Certificateholder's Statement for
                     the month of October 1997                                            15

   6                 Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    16

   7                 Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    18

   8                 Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    20

   9                 Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    22

   10                Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    24


   11                Series 1996-2 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    26


   12                Series 1996-3 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    28


   13                Series 1997-1 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    30


   14                Series 1997-2 Class A and Class B Certificate-
                     holder's Statements for the month of October 1997                    32

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  OCTOBER 1997

Beginning of the Month Principal Receivables :                                                            10,070,170,299.20
                                                                                                       --------------------
Beginning of the Month Finance Charge Receivables :                                                          314,949,421.96
                                                                                                       ---------------------
Beginning of the Month Discounted Receivables :                                                                        0.00
                                                                                                       --------------------
Beginning of the Month Total Receivables :                                                                10,385,119,721.16
                                                                                                       --------------------

Removed Principal Receivables :                                                                                        0.00
                                                                                                       --------------------
Removed Finance Charge Receivables :                                                                                   0.00
                                                                                                       --------------------
Removed Total Receivables :                                                                                            0.00
                                                                                                       --------------------

Additional Principal Receivables :                                                                           352,636,584.06
                                                                                                       --------------------
Additional Finance Charge Receivables :                                                                        1,177,584.65
                                                                                                       --------------------
Additional Total Receivables :                                                                               353,814,168.71
                                                                                                       --------------------

Discounted Receivables Generated this Period                                                                           0.00
                                                                                                       --------------------

End of the Month Principal Receivables :                                                                   9,741,174,870.28
                                                                                                       --------------------
End of the Month Finance Charge Receivables :                                                                325,112,913.64
                                                                                                       --------------------
End of the Month Discounted Receivables :                                                                              0.00
                                                                                                       --------------------
End of the Month Total Receivables :                                                                      10,066,287,783.92
                                                                                                       --------------------

Excess Funding Account Balance                                                                                         0.00
                                                                                                       --------------------
Adjusted Invested Amount of all Master Trust Series                                                        9,048,986,325.08
                                                                                                       --------------------

End of the Month Seller Percentage                                                                                7.105801%
                                                                                                       --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  OCTOBER 1997                                                    ACCOUNTS                    RECEIVABLES
                                                                                  --------                    -----------
End of the Month Delinquencies :

     30 - 59 Days Delinquent                                                           132,340               226,834,616.37
                                                                              -----------------            ----------------
     60 - 89 Days Delinquent                                                            79,600               141,284,036.53
                                                                              -----------------            ----------------
     90 + Days Delinquent                                                              182,873               335,397,235.98
                                                                              -----------------            ----------------

     Total 30 + Days Delinquent                                                        394,813               703,515,888.88
                                                                              -----------------            ----------------

     Delinquencies 30 + Days as a Percent of End of the
         Month Total Receivables                                                                                      6.99%
                                                                                                           ----------------

Defaulted Accounts During the Month                                                     40,689                61,901,294.83
                                                                              -----------------            ----------------

Annualized Default Rate as a Percent of Beginning of the Month
   Principal Receivables                                                                                              7.38%
                                                                                                           ----------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  OCTOBER 1997                                                  COLLECTIONS                     PERCENTAGES
                                                                                -----------                     -----------
Total Collections and Gross Payment Rate                                      1,090,800,458.14                       10.50%
                                                                              -----------------            ----------------

Collections of Principal Receivables and Principal Payment Rate                 910,850,070.65                        9.05%
                                                                              -----------------            ----------------

     Prior Month Billed Finance Charge and Fees                                 159,026,235.57
                                                                              -----------------
     Amortized AMF Income                                                         9,951,623.83
                                                                              -----------------
     Interchange Collected                                                        6,453,085.36
                                                                              -----------------
     Recoveries of Charged Off Accounts                                           6,601,996.33
                                                                              -----------------
     Collections of Discounted Receivables                                                0.00
                                                                              -----------------

Collections of Finance Charge Receivables and Annualized Yield                  182,032,941.09                       21.69%
                                                                              -----------------            ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  OCTOBER 1997

Beginning Unamortized AMF Balance                                                                             55,002,149.62
                                                                                                           ----------------
   + AMF Slug for Added Accounts                                                     39,832.57
                                                                              -----------------
   + AMF Collections                                                              7,869,070.23
                                                                              -----------------
   - Amortized AMF Income                                                         9,951,623.83
                                                                              -----------------
Ending Unamortized AMF Balance                                                                                52,959,428.59
                                                                                                           ----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : October 1997

Gross Principal Payment Rate                                                             9.05%
                                                                              -----------------

May 17, 1994   3% Discount of Addition                                                                        50,184,973.92
                                                                                                           ----------------
     Total Discounted Receivables Collections as of Beginning of Month           50,184,973.92
                                                                              -----------------
     Collections of Discounted Receivables Current Month                                  0.00
                                                                              -----------------
Discounted Receivables to be Collected                                                                                 0.00
                                                                                                           ----------------

                                                    /s/ John Schmohl
                                                    ---------------------------
                                                    John Schmohl
                                                    Director of External
                                                    Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               4.3333333333
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            4.3333333333
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the
     amount of each Series 1993-1 Investor Certificateholder's Investment)                                0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              4.5000000000
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           4.5000000000
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------


                                CAPITAL ONE BANK
                                as Servicer


                                By :    /s/ John Schmohl
                                        ------------------------------
                                Name :  John Schmohl
                                Title : Director of External
                                        Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               5.3854166667
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            5.3854166667
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              4.8333332967
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           4.8333332967
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------


                                CAPITAL ONE BANK
                                as Servicer

                                By :                /s/ John Schmohl
                                                    --------------------------
                                Name :              John Schmohl
                                Title :             Director of External
                                                    Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               5.3395833287
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            5.3395833287
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-3 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              6.1250001228
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           6.1250001228
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-3 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from
the Collateral Account) was equal to                                                                        54,303,682
                                                                                                    ------------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the
Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                 54,303,682
                                                                                                    ------------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank, as Seller and Servicer (the "Bank"), and the Bank of New York, as trustee (the "Trustee") and pursuant to the Amended and Restated Series 1994-A Supplement dated as of November 17, 1994 and amended and restated as of October 31, 1997 among the Bank, the Trustee and Union Bank of Switzerland, New York Branch, as servicing agent, the Bank as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts


1)  The total amount of the distribution to Series 1994-A
Certificateholders on the Payment Date is                                                                 5.3299133300
                                                                                                    ------------------


2) The amount of the distribution set forth in paragraph 1 above in
respect of principal on the Series 1994-A Certificate is                                                  0.0000000000
                                                                                                    ------------------


3)  The amount of the distribution set forth in  paragrah 1 above in
respect of interest on the Series 1994-A Certificates                                                     5.3299133300
                                                                                                    ------------------

4)  The total amount of the distribution to Collateral Indebtedness Holder
on the Payment Date is                                                                                    0.0000000000
                                                                                                    ------------------

5)  The amount of the distribution set forth in 4 above in respect to
principal on the Collateral Indebtedness Interest is                                                      0.0000000000
                                                                                                    ------------------

6)  The amount of the distributioin set forth in 4 above in respect to
interest on the Collateral Indebtedness Interest is                                                       0.0000000000
                                                                                                    ------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               5.3304166667
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            5.3304166667
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the
     amount of each Series 1995-1 Investor Certificateholder's Investment)                                0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              5.4312500000
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           5.4312500000
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from
the Collateral Account) was equal to                                                                        99,000,000
                                                                                                    ------------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                         99,000,000
                                                                                                    ------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               5.2570833333
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            5.2570833333
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997                                                                                   52.5708333333
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                     52.5708333333
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                     0.0000000000
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997                                                                                  525.7083333333
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                    525.7083333333
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                     0.0000000000
                                                                                                    ------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the
     amount of each Series 1995-2 Investor Certificateholder's Investment)                                0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              5.3579167179
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           5.3579167179
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's
                                                                                                                  0.00
                                                                                                    ------------------
  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the
     amount of each Series 1995-2 Investor Certificateholder's Investment)                                0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the
Collateral Account) was equal to                                                                            26,250,000
                                                                                                    ------------------

H) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                         26,250,000
                                                                                                    ------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               5.2937500000
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            5.2937500000
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              5.3945833700
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           5.3945833700
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after
     giving effect to all transactions on such Distribution Date                                                  0.00
                                                                                                    ------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from
the Collateral Account) was equal to                                                                        73,500,000
                                                                                                    ------------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                         73,500,000
                                                                                                    ------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                               0.0000000000
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
     Original Principal Amount                                                                            0.0000000000
                                                                                                    ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class A Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

  1) The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                              5.3395833846
                                                                                                    ------------------

  2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           5.3395833846
                                                                                                    ------------------

  3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     Original Principal Amount.                                                                           0.0000000000
                                                                                                    ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

  1) The amount of Class B Investor Charge Off's                                                                  0.00
                                                                                                    ------------------

  2) The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                          0.0000000000
                                                                                                    ------------------

  3) The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                        0.00
                                                                                                    ------------------

  4) The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
     Investment)                                                                                          0.0000000000
                                                                                                    ------------------

  5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                                                         0.00
                                                                                                    ------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the
Collateral Account) was equal to                                                                            48,877,500
                                                                                                    ------------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the
Collateral Account and payments to the Collateral Indebtedness
Holder on such Distribution Date, will be equal to                                                          46,996,425
                                                                                                    ------------------

                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                                    15.3272222189
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates, per $1,000 Original Principal Amount                     15.3272222189
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount
                                                                                                                0.0000000000
                                                                                                          ------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $10,000 Original Principal Amount                                                  153.2722221893
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                          153.2722221893
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $100,000 Original Principal Amount                                               1,532.7222218935
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                        1,532.7222218935
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class A Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

 4)  The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
     Investment)                                                                                                0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                                                       0.0000000000
                                                                                                          ------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                                    5.4037500228
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.                     5.4037500228
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.                    0.0000000000
                                                                                                          ------------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
     Investment)                                                                                                0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect to all                        0.0000000000
     transactions on such Distribution Date                                                               ------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the
Collateral Account) was equal to                                                                                  59,150,000
                                                                                                          ------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                   59,150,000
                                                                                                          ------------------

                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                                     5.2479166667
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original
     Principal Amount                                                                                           5.2479166667
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original
     Principal Amount                                                                                           0.0000000000
                                                                                                          ------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $10,000 Original Principal Amount                                                   52.4791666667
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                           52.4791666667
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                                   0.00
                                                                                                          ------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $100,000 Original Principal Amount                                                 524.7916666667
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                          524.7916666667
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                          ------------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                              0.00
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount
     of each Series 1996-2 Investor Certificateholder's Investment)                                             0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                             0.00
                                                                                                          ------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                                    5.4587500606
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.                     5.4587500606
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.                            0.00
                                                                                                          ------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                          ------------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class B                                                  0.00
     Investor Charge Off's                                                                                ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount
     of each Series 1996-2 Investor Certificateholder's Investment)                                             0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                             0.00
                                                                                                          ------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                             67,500,000
                                                                                                          ------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to
                                                                                                                  67,500,000
                                                                                                          ------------------


                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                                     5.2662500000
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates, per $1,000 Original Principal Amount                      5.2662500000
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates, per $1,000 Original Principal Amount                     0.0000000000
                                                                                                          ------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1)   The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                          ------------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                              0.00
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount
     of each Series 1996-3 Investor Certificateholder's Investment)                                             0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                             0.00
                                                                                                          ------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                                    5.4862500000
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class B Certificates, per $1,000 Original Principal Amount.                     5.4862500000
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.                            0.00
                                                                                                          ------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                          ------------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                              0.00
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of
     each Series 1996-3 Investor Certificateholder's Investment)                                                0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                             0.00
                                                                                                          ------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account)
was equal to                                                                                                      45,000,000
                                                                                                          ------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                   45,000,000
                                                                                                          ------------------

                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1997-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                                     0.0000000000
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates, per $1,000 Original Principal Amount                      0.0000000000
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates, per $1,000 Original Principal Amount                     0.0000000000
                                                                                                          ------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $10,000 Original Principal Amount                                                    0.0000000000
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                            0.0000000000
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $100,000 Original Principal Amount                                                   0.0000000000
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                            0.0000000000
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1)   The amount of Class A Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------



2)   The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of
     each Series 1997-1 Investor Certificateholder's Investment)                                                0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                     0.0000000000
                                                                                                          ------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                                    5.4312500701
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original
     Principal Amount.                                                                                          5.4312500701
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.                    0.0000000000
                                                                                                          ------------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata,
     the amount of each Series 1997-1 Investor Certificateholder's Investment)                                  0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                     0.0000000000
                                                                                                          ------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the
Collateral Account) was equal to                                                                                  54,744,750
                                                                                                          ------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Indebtedness Holder on such Distribution Date, will be equal to                                                   54,744,750
                                                                                                          ------------------

                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1997-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount                                                    14.6388413769
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates, per $1,000 Original Principal Amount                     14.6388413769
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates, per $1,000 Original Principal Amount                     0.0000000000
                                                                                                          ------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $10,000 Original Principal Amount                                                  146.3884137690
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                          146.3884137690
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on
     November 17, 1997 per $100,000 Original Principal Amount                                               1,463.8841376900
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class A Certificates                                                        1,463.8841376900
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class A Certificates                                                           0.0000000000
                                                                                                          ------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1)   The amount of Class A Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class A
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the
     amount of each Series 1997-2 Investor Certificateholder's Investment)                                      0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                     0.0000000000
                                                                                                          ------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                                    5.4312499915
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original
     Principal Amount.                                                                                          5.4312499915
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original
     Principal Amount.                                                                                          0.0000000000
                                                                                                          ------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class B
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount
     of each Series 1997-2 Investor Certificateholder's Investment)                                             0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                     0.0000000000
                                                                                                          ------------------

G)  Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class C Certificateholders on
     November 17, 1997 per $1,000 Original Principal Amount.                                                    5.6375000622
                                                                                                          ------------------

2)   The amount of the distribution set forth in paragraph 1 above in
     respect of interest on the Class C Certificates, per $1,000 Original Principal Amount.                     5.6375000622
                                                                                                          ------------------

3)   The amount of the distribution set forth in paragraph 1 above in
     respect of principal of the Class C Certificates, per $1,000 Original Principal Amount.                    0.0000000000
                                                                                                          ------------------


H)  Class C Investor Charge Off's and Reimbursement of Charge Off's
1)   The amount of Class C Investor Charge Off's                                                                0.0000000000
                                                                                                          ------------------

2)   The amount of Class C Investor Charge Off's set forth in paragraph 1
     above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                          ------------------

3)   The total amount of reimbursed to the Trust in respect of Class C
     Investor Charge Off's                                                                                      0.0000000000
                                                                                                          ------------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original
     Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor Certificateholder's
     Investment)                                                                                                0.0000000000
                                                                                                          ------------------

5)   The amount, if any, by which the outstanding principal balance of the
     Class C Certificates exceeds the Class C Invested Amount after giving effect to all
     transactions on such Distribution Date                                                                     0.0000000000
                                                                                                          ------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                             45,199,125
                                                                                                          ------------------

H) The Required Collateral Amount as of the close of business on the upcoming Distribution
Date, after giving effect to any withdrawal from the Collateral Account and payments to the Class C
Interest Holder on such Distribution Date, will be equal to                                                       45,199,125
                                                                                                          ------------------
